UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8544

FPA FUNDS TRUST’S FPA CRESCENT FUND AND FPA INTERNATIONAL VALUE FUND
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	JUNE 30, 2013

Item 1. Report to Stockholders.

Semi-Annual Report

Distributor:

UMB DISTRIBUTION SERVICES, LLC

803 West Michigan Street
Milwaukee, Wisconsin 53233

FPA Crescent Fund

June 30, 2013

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Dear Shareholders:

Overview

FPA Crescent returned 2.95% in the second quarter and 10.38% in the first six months of 2013, as compared to the S&P 500's returns of 2.91% and 13.82% respectively.

The second quarter's winners and losers are as follows:

2013 Q2 Winners & Losers

Winners	Losers
Microsoft	Covidien
Cisco	Canadian Natural Resources
Omnicare	Tesco

The largest three contributors added 1.28% to our second quarter return, while the detractors cost the fund 0.53%. In the past, we have described our investments in Canadian Natural Resources and Tesco, and while the price of each has bounced around, other than that little has changed. Covidien had the biggest positive impact on Q1's performance, only to decline so much in Q2 that it topped the "Losers'" chart. While still early in the quarter, Q2's "Winner", Microsoft, is now trying to pull a "Covidien" as it is leading the early Q3 charge for poor performance. Needless to say, stock prices change far more than intrinsic value and our quarterly reporting of winners and losers only serves to answer the frequent question as to what drove the Fund's recent performance. We suggest you don't read any more into it than that, as it is more a curiosity than a foreteller of future performance.

Ultimately, we pay more attention to the underlying financial performance of the companies in our investment portfolio than we do their stock charts and in one instance, Omnicare, the largest supplier of pharmaceuticals to patients in nursing homes, delivered in spades. New management came in several years ago and began executing on a business plan that revolved around basic blocking and tackling to improve performance. While the engineer of the turnaround, John Figueroa, has handed off the plan to his successor, the momentum remained intact under the present CEO, John Workman. The company has lowered costs, reduced customer churn, won new accounts and essentially built the best mousetrap in the institutional pharmacy space. The net result is that all of the aforementioned improvements in aggregate have manifested themselves in the form of higher and more consistent earnings. Those achievements and the belief that the company's future continues to look bright are reflected in a stock price that has more than doubled from our original cost.

Economy

Our views on the economy are not terribly original and have not changed significantly in the past six months. It's a challenge finding new ways to say the same thing. So we won't. We think our past commentaries effectively communicate our longstanding view that as we exited the 2008-9 financial crisis, the average Joe on the street was left with less in his bank account, a diminished home value, and what stocks he did own weren't worth as much. When Joe could afford less, the U.S. government stepped in and spent in his place, and hasn't stopped spending since. What the Joes of the world can't afford, the U.S. government apparently can — but don't ask us to explain that "new" math. The recovery has been disappointing and largely engineered by central bank policy. We worry that low interest rates and novel and theoretical Fed policy could lead to unintended consequences.

The past quarter included a brief hiccup when investors considered their exposure to low interest rates in the event the Fed allows rates to normalize. There was a lot of discussion in the media during the past quarter regarding how and when Ben Bernanke intends to taper the purchase of bonds by the Federal Reserve. Interestingly, we can't recall having a single conversation internally about the taper, as this simply isn't how we look at the world. We are worried about how a business and the world might look three to five years from now, not next quarter. In fact, if one thinks back five years, the world has dealt with a great financial crisis, potential currency collapse and fears of sovereign liquidity, just to name some of what we have seen. Through it all, we invested with a long-term strategy dependent on patience, discipline and a focus on long-term value. With an average holding period of roughly five years, we strive to add value over a full business cycle rather than try to guess where central bankers may move interest rates

On the other hand, many investors who took a myopic approach and chased short-term yields were met with a rude surprise this past quarter as interest rates spiked higher. During this period, rate sensitive investments — including real estate investment trusts (REITs) — declined in value, especially those that use leverage to invest in leases. Our appreciation for the macro backdrop, coupled with our value standards, has resulted in the portfolio eschewing yield enhancing investments (REIT, MLP, Bonds) over the past few years.

The apparent decline in the unemployment rate is something of a bright spot in the US economy, but as you know, we have long held reservations about how this statistic is reported. Unemployment has largely declined because many have left the workforce.1 Since 1984, on average, 66% of the population worked, but now it's just 64%.2 That may not seem like much of a change, but for every 1% of the population that gives up seeking work, unemployment declines by 1.5%. If one were to assume that the U.S. shouldn't be any different than it has been historically, then unemployment would currently be 10.6%. In addition, the ranks of the employed include an increasing number of people working part-time, but many part-time workers would prefer full-time employment.3 John Williams' Shadow Government Statistics tries to get to the truth behind government economic reporting. His less sanguine view of unemployment is represented below and reflects a new record high. We don't know if his number is correct but we certainly agree directionally, as does Mr. Bernanke, who said that the current unemployment rate is "not exactly representative of the state of the labor market."

1  Bureau of Labor Statistics, bls.gov. June 2013 not seasonally adjusted.

2  Population = civilian non-institutional population, excluding, among other people, those younger than 16 years and those who have been incarcerated.

3  Unemployment is going down due, in some immeasurable part, to Obamacare. The Patient Protection and Affordable Care Act (PPACA) requires that beginning in 2015, companies must provide health insurance to those employees who work 30 hours a week or more. Many companies are reducing payroll hours ahead of time, particularly those that already operate with a significant portion of part-time labor (like restaurant chains) with the commensurate benefit being an increase in employment, albeit part-time. The unforeseen side effect of the PPACA is many employers are reducing weekly hours below the 30 hour/week threshold that requires that they provide healthcare to employees.

Unemployment Rate Official (U-3 & U-6) vs. ShadowStats Alternate
Monthly S.A. Through June 2013

Source: ShadowStats.com. Published July 5, 2013.

We would like to believe that Fed officials understand this, but you wouldn't know it from the way they talk. In their June 19 press release, Fed officials said, "the Committee reaffirmed its expectation that the current exceptionally low range for the funds rate will be appropriate at least as long as the unemployment rate remains above 6 1/2 percent so long as inflation and inflation expectations remain well behaved." We have already established that the unemployment rate definition is loose at best, but now we apparently have to determine the nature of inflation's comportment. Instilling little confidence, the Fed interprets this combination of data and tea leaves to justify its bond purchasing taper and ultimate exit. The Fed governors seem to be using, as the Scot poet Andrew Lang once wrote, "statistics as a drunken man uses lamp posts, for support rather than illumination."

Government assistance has yet to be felt in any kind of substantive, let alone sustainable, way. But the Fed, along with other central banks, has certainly been successful in lifting asset prices. As can be seen below, the vast majority of the market's return in the U.S. and Europe over the past year has been driven by multiple expansion.

Multiple Expansion Still the Predominant Driver of Returns

Source: IBES, MSCI, Datastream, Morgan Stanley Research. As of April 30, 2013.

We find it difficult to invest in an environment that seems manipulated to engineer higher asset prices regardless of business fundamentals. So, instead, we allow cash to build and spend our time building an actionable inventory for the future.

Despite our fiscal policy concerns, we recognize that economies have a way of overcoming difficulties and that there are a number of bright spots in the US. In particular, housing looks to be entering a period of strength. U.S. manufacturing continues to have the benefit of lower input costs, thanks to natural gas prices that remain far lower than in many parts of the industrialized world. What's more, auto sales are still well below average and the construction industry (commercial and residential) is still far off its peak.

U.S. Natural Gas Prices

Source: Bloomberg energy, as of June 11, 2013.

U.S. Auto Sales

Source: ACEA,OICA, and regional motor associations, as of May 31, 2013.

U.S. Housing Starts

Source: St. Louis Federal Reserve . Data as of June 1, 2013.

If this brief discussion leaves you wanting and frustrated, then we have succeeded in fostering a feeling that sits in the pits of our stomachs. We wish we could offer more, but we are torn between a concern over the unintended consequences of novel policy and the knowledge that things tend to work out in the long run. As for the portfolio, we invest when we find opportunities that offer a margin of safety4 and the prospect of an attractive real return. We avoid those investments that appear overly exposed to obvious macro excess. Macro excess can go on for years, though, so as we discuss in the following Investments section, we continually investigate a broad swath of prospective investments — companies, industries, asset classes, all located in different geographies, mostly public but some private.

Investments

That said, an upward sloping chart is not the optimal environment for us to deploy capital, particularly when equities aren't cheap, except in relation to bonds. Although bearish on bonds, we are neither bullish nor bearish on stocks but reflectively cautious.

We continue to research our companies in the same disciplined fashion. When companies become attractive in our conservative base case earnings scenarios, we will make an investment even against what might be an ugly macro-economic backdrop. We believe a good business at a great price always demands the commitment of capital and invariably trumps whatever larger fears may be impacting that company, its industry or the general economy.

We begin our process by looking for those good companies that are operating below their potential, or ones for which there are concerns that the good times won't last. There may be valid reasons that justify why a company is out of favor, but we work to establish that it is either ephemeral or already accounted for in the price.

The vast majority of the time we strive to gain a deep, holistic understanding of a business. Occasionally, however, an investment might resemble more of a statistical businessman's wager. By deep understanding, we mean that in addition to studying the financial statements and footnotes, we also try to understand the capabilities

4  Buying with a "margin of safety" is when a security is purchased for less than its estimated value. This helps protect against permanent capital loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price.

of the management team, which can admittedly be more touchy-feely. A by-product of this work is our earnings and cash flow models, which we use to frame risk and reward.

We do not try and determine what a company can earn in a particular quarter or year because we appreciate the limitations of our work. Wall Street thinks differently and offers tremendous precision as to what a company may earn each quarter. Unfortunately, that's a fool's errand. As you can see in the chart below, in the vast majority of years, the optimism of Wall Street analysts' gets the better of them, with earnings estimates typically being consistently reduced from the beginning of the year through the four seasons.

Wall Street Optimism

Sources: FactSet, J.P. Morgan Asset Management. Data are as of 3-14-13. S&P 500 Annual Earnings Per
Share Estimates, operating basis, weekly consensus estimates, annual reported EPS.

We choose, instead, to develop a model that includes a low and high case, but we place more emphasis on a conservative base case EPS5 looking out 3-4 years. We then place conservative valuation multiples (e.g. P/E6) on each case to determine a target price. We aren't smart enough to try and place probabilities on each of the cases, but we are generally inclined to invest when the base case suggests we will make a respectable return, while the high case suggests we will do better still, and the low case suggests we may not lose money during our expected holding period. Looking back, we've historically done a respectable job of steering clear of landmines. On the flipside, we have made more than our share of errors of omission due to our conservatism, a trade-off we are happy to live with, particularly in the current environment.

Three technology companies that we own serve as an example of our process. Microsoft, Oracle and Cisco have seen their share of media bashing and not without good reason. However, we believe that the negative

5  EPS (Earnings per share) is the portion of a company's profit allocated to each outstanding share of common stock.

6  Price/Earnings ratio (P/E) is the price of a stock divided by its earnings per share.

sentiment created an opportunity for us to arbitrage the difference between perception and reality. Here are some headlines from the past year:

If it wasn't for bad news, they'd have none at all

These three companies all face real challenges, including poor management and/or competition from new technologies. But we feel, in each case, the prices adequately discount those fears.

While it can be dangerous looking in the rear view mirror when investing in technology, we believe it is important to point out that while the growth of the three companies in question has slowed from their respective peaks, the group as a whole continues to grow faster than most companies in the S&P 500.

MSFT, ORCL, CSCO Continue to Grow Faster than the Market

Source: Capital IQ. As of April 30, 2013.

So all else equal, we prefer companies with strong balance sheets and this group has those. Moreover, even though cash is akin to a lead weight that depresses a company's return on capital calculation, these companies offer a much higher return on capital than the S&P 500.

MSFT,ORCL, CSCO Return on Equity (ROE)

Source: Capital IQ. As of April 30, 2013.

Consistent with our portfolio approach to seek out companies that offer non-US exposure, the three tech companies in question all have global businesses in the truest sense of the world, generating almost half their sales from outside of the US. This is not unique to the portfolio, as we have made a concerted effort to gain exposure to markets outside of the United States. In fact, at the portfolio level, Crescent currently has 48.3% of its sales sourced outside North America, with that figure driven by both international holdings and domestic holdings with foreign revenue.

Revenue Composition of Equities in FPA Crescent

Source: Bloomberg

Our three tech musketeers now trade less expensively than they have versus the S&P 500 median on a historical basis as measured by either EV/EBIT7 or P/E8.

7  Enterprise Value is a measure of a company's value, often used as an alternative to straightforward market capitalization. Enterprise value is calculated as market cap plus debt, minority interest and preferred shares, minus total cash and cash equivalents. EBIT or earnings before interest and taxes is an indicator of a company's profitability, calculated as revenue minus expenses, excluding tax and interest.

8  Price/Earnings ratio (P/E) is the price of a stock divided by its earnings per share.

EV/EBIT ~ S&P 500 vs. MSFT, ORCL and CSCO

Source: Capital IQ. As of April 30, 2013.

P/E ~ S&P 500 vs. MSFT, ORCL and CSCO

Source: Capital IQ. As of April 30, 2013.

These companies had not historically offered a dividend yield, but now with cash flow exceeding internal investment opportunities, they each now pay a dividend and offer yields in excess of the market.

Dividend Yield ~ S&P 500 vs. MSFT, ORCL and CSCO

Source: Capital IQ. As of April 30, 2013.

Given our purchase price and conservative target multiples, we are optimistic about the return potential for each of these companies. We reemphasize that our earnings (and revenue) estimates are less than that of Wall Street. We consider "owner earnings" when establishing our base case, rather than GAAP (General Accepted Accounting Principles) earnings. We, therefore, reduce net income by cash used for stock options and further ding earnings for "required" M&A (Mergers & Acquisitions) that we view as imperative to remain relevant and to sustain earnings on a going forward basis.

We believe that our Contrarian Team's bottoms-up process of analyzing Microsoft, Oracle and Cisco is replicable. Returns may be transient, but process is not. This is the only way that we know how to manage money. We've done it this way for more than two decades and commit to you that this will not change. We can't tell you what the world will look like tomorrow or when Bernanke will raise rates, but we will borrow a line from the investment strategist, Dylan Grice, who said it best when he quipped, "I'm interested in the possibility of building a profitable portfolio which is robust to my ignorance."

High Yield/Distressed

S&P 500 ( — ) vs. Junk Spreads (inverted scale)

Source: Macro Mavens

High Yield New Issuance

Source: Barclays Capital. As of May 31, 2013. Unit of measure is in billions. Ba, B,Caa signify Moody's ratings.

Covenant Lite Levered Loans as % of Issuance

Source: Barclays Capital. As of November 30, 2012.

Need we say more?

Conclusion

Whether good environment or bad, our focus is to consistently balance the natural tension that accompanies both protecting your capital and preserving your purchasing power. We can't promise to do either over the short-term, but if you are willing to commit to us over a full business cycle, we think our team has a fighting chance to accomplish these goals.

Along these lines, in case you did not see the announcement last month, I warmly welcome Brian Selmo and Mark Landecker to join me as Portfolio Managers of the Fund. As discussed in the press release celebrating the Fund's 20 year anniversary, the three of us comprise the Contrarian Strategy investment committee and have been effectively serving as Portfolio Managers for the FPA Crescent Fund for the last couple of years. Now Brian and Mark have the title to go with the role.

Since we manage Crescent as if you have entrusted all of your money to us — although we don't recommend it — we persistently seek to maintain the appropriate balance of reward and risk. Thank you for your continued trust.

Respectfully submitted,

Steven Romick
President
July 20, 2013

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and is subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, Advisor or Distributor.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund may purchase foreign securities which are subject to interest rate, currency exchange rate, economic and political risks; this may be enhanced when investing in emerging markets. Small and mid-cap stocks involve greater risks and they can fluctuate in price more than larger company stocks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

The return of principal of a bond is not guaranteed. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds. Mortgage securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. High yield securities can be volatile and subject to much higher instances of default.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO CHARACTERISTICS AND PERFORMANCE

June 30, 2013

Portfolio Characteristics

	FPA Crescent		S&P 500		Barclays Capital Gov't/Credit
Stocks
Price/Earnings TTM	17.6	x	17.2	x
Price/Earnings 2012 est.	13.2	x	14.4	x
Price/Book	1.72		2.4	x
Dividend Yield	1.9%		2.1%
Average Weighted Market Cap (billion)	$76.7		$107.6
Median Market Cap (billion)	$30.3		$14.9
Bonds
Duration (years)	0.8				5.7
Maturity (years)	0.8				7.7
Yield-to-Worst	0.5%				2.0%
Yield-to-Worst (corporate only)	6.2%

Portfolio Analysis

10 Largest Holdings

Microsoft	3.2%
Aon	3.2%
CVS Caremark	3.1%
Thermo Fisher	2.5%
Covidien	2.4%
Oracle	2.2%
Cisco	2.1%
Occidental Petroleum	1.9%
AIG	1.9%
Google	1.8%
Total	24.3%

Excludes U.S. Gov't Securities

Portfolio Composition

Asset Class
Common Stocks, Long	58.0%
Common Stocks, Short	-2.9%
Other	1.1%
Corporate Fixed Income	1.2%
Corporate Fixed Income, Short	-0.1%
Mortgage Backed	0.7%
U.S. Government & Agencies	13.7%
Liquidity**	28.3%
Geographic
U.S.	53.2%
Europe	16.7%
Other	1.8%

** Liquidity defined as cash and high quality, liquid, limited term securities - net of shorts and collateral

Performance Statistics

	FPA Crescent	S&P 500	60% R2500/ 40% BCGC
Statistics
Gain in Up Months - Cumulative	402.0%	515.1%	402.6%
Upside Participation		78.0%	99.8%
Loss in Down Months - Cumulative	-181.3%	-324.9%	-216.0%
Downside Participation		55.8%	83.9%
Up Month - Average	2.5%	3.3%	2.5%
Down Month - Average	-2.2%	-3.8%	-2.7%
Delta between Up/Down months	4.7%	7.1%	5.2%
Worst Month	-13.9%	-16.8%	-13.9%
Best Month	12.6%	10.9%	9.3%
Standard Deviation	10.48%	15.12%	11.04%
Sharpe Ratio (using 5% risk-free rate)	0.57	0.24	0.37
Performance
Quarter	3.0%	2.9%	0.4%
Calendar YTD	10.4%	13.8%	7.9%
1 Year - Trailing	17.6%	20.6%	14.6%
3 Years - Trailing	12.7%	18.5%	13.5%
5 Years - Trailing	6.8%	7.0%	8.4%
10 Years - Trailing	9.0%	7.3%	8.4%
15 Years - Trailing	8.7%	4.2%	7.6%
20 Years - Trailing	11.0%	8.7%	9.0%
From Inception[a]	11.0%	8.6%	9.0%

PORTFOLIO CHARACTERISTICS AND PERFORMANCE

June 30, 2013

HISTORICAL PERFORMANCE

Calendar Year-End		FPA Crescent	60% R2500/ 40% BCGC	Russell 2500	S&P 500
Q2 2013		3.0%	0.4%	2.3%	2.9%
2012		10.3%	12.7%	17.9%	16.0%
2011		3.0%	2.5%	-2.5%	2.1%
2010		12.0%	19.1%	26.7%	15.1%
2009		28.4%	22.5%	34.4%	26.5%
2008		-20.6%	-21.4%	-36.8%	-37.0%
2007		6.8%	3.9%	1.4%	5.5%
2006		12.4%	11.2%	16.2%	15.8%
2005		10.8%	6.0%	8.1%	4.9%
2004		10.2%	12.7%	18.3%	10.9%
2003		26.2%	28.1%	45.5%	28.7%
2002		3.7%	-6.6%	-17.8%	-22.1%
2001		36.1%	4.8%	1.2%	-11.9%
2000		3.6%	7.9%	4.3%	-9.1%
1999		-6.3%	13.3%	24.2%	21.0%
1998		2.8%	4.9%	0.4%	28.6%
1997		22.0%	18.5%	24.4%	33.4%
1996		22.9%	12.6%	19.0%	23.0%
1995		26.0%	26.7%	31.7%	37.6%
1994		4.3%	-2.0%	-1.1%	1.3%
1993	[a]	9.6%	8.2%	10.1%	4.4%

Objective, Strategy and Rankings

Objective

The Fund's investment objective is to provide a total return consistent with reasonable investment risk through a combination of income and capital appreciation. We employ a strategy of selectively investing across a company's capital structure (i.e., a combination of equity and debt securities) that we believe have the potential to increase in market value, in order to achieve rates of return with less risk than the broad U.S. equity indices.

Strategy

To invest across a company's capital structure to meet our objective. This includes investing in Common and Preferred Stocks, Convertible Bonds, High-Yield Bonds, and Bank Debt. There is an occasional use of Government Bonds.

Downside Protection

FPA Crescent's ratio of positive to negative monthly performance is, on average from inception,a 10% better than the equity indexes. FPA Crescent has, on average from inception, captured 71% of the upside monthly performance but just 51% of the downside when compared to the equity indexes.

Volatility

FPA Crescent has exhibited much less volatility compared to the equity indexes, as measured by its Standard Deviation from inception.a On average, the Fund's Standard Deviation is 37% lower than the equity indexes. FPA Crescent has a much lower delta in its average monthly performance, i.e., the difference between the average positive and negative month when compared to the equity indexes.

FPA Crescent has had only two years of negative performance since inception,a the worst a loss of 21%. FPA Crescent's maximum drawdown is 36% better than its benchmarks.

	Crescent	60% R2500/40% BCGC	R2500	S&P 500
Number loss years since inception[a]	2	3	4	4
Maximum Drawdown[b]	-29%	-33%	-53%	-51%

Performance

FPA Crescent has outperformed the stock indexes for the inception-to-date time period.a

Conclusion

We believe FPA Crescent has met its objective since inception, having achieved higher absolute rates of return than the indexes and a dramatically higher Sharpe Ratio.a

NOTES

a Inception date is June 2, 1993. Returns from inception are annualized

b Maximum Drawdown is the largest percentage peak to trough decline in value that has occurred since inception.

Past performance is not necessarily indicative of future results. All returns assume the reinvestment of dividends and distributions. There are no assurances that the Fund will meet its stated objectives. The Fund's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Distributed by UMB Distribution Services, LLC.

Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Barclays Capital Government/Credit Index, reflecting the Fund's neutral mix of 60% stocks and 40% bonds.

Russell 2500 Index is an unmanaged index comprised of 2,500 stocks of U.S. companies with small market capitalizations.

Barclays Capital Government/Credit Index is an unmanaged index of investment grade bonds, including U.S. Government Treasury bonds, corporate bonds, and yankee bonds.

S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

FPA CRESCENT FUND
MAJOR PORTFOLIO CHANGES

For the Six Months Ended June 30, 2013
(Unaudited)

Shares or Principal Amount
NET PURCHASES
Common Stocks
Arris Group, Inc.	3,651,600 shs.
Groupe Bruxelles Lambert S.A.	407,301 shs.
Occidental Petroleum Corporation	646,900 shs.
Oracle Corporation	3,005,000 shs.
Non-Convertible Bonds & Debentures
Global Ship Lease, Inc. — 0.2616% 2016 Term Loan (Floating)	$32,976,000
NET SALES
Common Stocks
Ensco plc (1)	1,633,400 shs.
Health Net, Inc.	700,200 shs.
Kao Corporation (1)	2,130,300 shs.
Omnicare, Inc.	1,571,000 shs.
PetSmart, Inc. (1)	915,000 shs.
Thales S.A. (1)	2,850,886 shs.
The Travelers Companies, Inc.	1,261,000 shs.
Western Digital Corporation (1)	1,850,000 shs.
Non-Convertible Bonds & Debentures
Genon Energy, Inc. — 7.625% 2014 (1)	$15,230,000
MOB Participation — 9.75% 2014 (1)	$18,671,687
Convertible Debentures
Omnicare, Inc. — 3.75% 2025 (1)	$6,959,000

(1) Indicates elimination from portfolio

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS

June 30, 2013
(Unaudited)

COMMON STOCKS — LONG	Shares	Fair Value
TECHNOLOGY — 12.6%
Analog Devices, Inc.	3,522,000	$158,701,320
Arris Group, Inc.*	7,098,800	101,867,780
Cisco Systems, Inc.	10,977,200	266,855,732
Google Inc.*	256,000	225,374,720
Hewlett-Packard Company	2,991,800	74,196,640
Microsoft Corporation	11,715,000	404,518,950
Oracle Corporation	8,830,000	271,257,600
Xerox Corporation	6,883,300	62,431,531
		$1,565,204,273
HEALTH CARE — 11.0%
Carefusion Corporation*	4,794,400	$176,673,640
Covidien plc (Ireland)	4,851,700	304,880,828
Health Net, Inc.*	1,958,000	62,303,560
Johnson & Johnson	1,735,000	148,967,100
Omnicare, Inc.	4,275,000	203,960,250
Thermo Fisher Scientific Inc.	3,695,000	312,707,850
WellPoint, Inc.	2,025,000	165,726,000
		$1,375,219,228
FINANCIAL SERVICES — 8.8%
Alleghany Corporation	286,200	$109,703,322
American International Group, Inc.*	5,168,300	231,023,010
Aon Corporation (Great Britain)	6,249,200	402,136,020
Bank of America Corporation	3,801,200	48,883,432
The Bank Of New York Mellon Corporation	4,106,700	115,192,935
CIT Group Inc.*	2,365,000	110,279,950
Citigroup Inc.	1,781,300	85,448,961
		$1,102,667,630
RETAILING — 6.8%
CVS Caremark Corporation	6,805,000	$389,109,900
Lowe's Companies, Inc.	2,930,000	119,837,000
Tesco plc (Great Britain)	31,096,050	156,711,653
Walgreen Co.	2,175,000	96,135,000
Wal-Mart Stores, Inc.	1,220,400	90,907,596
		$852,701,149

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2013
(Unaudited)

COMMON STOCKS — LONG — Continued	Shares or Principal Amount	Fair Value
ENERGY — 4.7%
Canadian Natural Resouces Limited (Canada)	5,176,500	$146,287,890
Groupe Bruxelles Lambert S.A. (ADR) (Belgium)	2,068,628	155,654,948
Occidental Petroleum Corporation	2,665,900	237,878,257
Rowan Companies, Inc. (Great Britain)	1,425,000	48,549,750
		$588,370,845
CONSUMER NON-DURABLE GOODS — 3.8%
Anheuser-Busch InBev SA/NV (ADR) (Belgium)	2,094,500	$189,049,570
Orkla ASA (Norway)	21,881,000	179,244,776
Unilever N.V. (Netherlands)	2,790,000	109,869,921
		$478,164,267
ADVERTISING — 2.5%
The Interpublic Group of Companies	9,532,300	$138,694,965
WPP plc (Great Britain)	10,134,960	172,925,728
		$311,620,693
INDUSTRIAL PRODUCTS — 2.4%
Henkel AG &Co. KGaA (Germany)	1,061,150	$83,122,957
ITT Corporation	1,775,800	52,226,278
Owens-Illinois, Inc.*	5,815,100	161,601,629
		$296,950,864
AUTOMOTIVE — 1.1%
Renault S.A. (France)	2,084,000	$140,237,987
REAL ESTATE — 0.7%
Countrywide PLC*,** (Cayman Islands)	3,171,611	$24,356,387
Genting Malaysia Berhad (Malaysia)	53,251,200	65,546,902
		$89,903,289
OTHER COMMON STOCKS — 3.5%		$437,050,508
TOTAL COMMON STOCKS — LONG — 57.9% (Cost $5,456,368,584)		$7,238,090,733
LIMITED PARTNERSHIP — 0.7% (Cost $73,552,294)
Endeavour Financial Restoration Fund, L.P.*,**,††	$31,286,138	$39,062,433
U.S. Farming Realty Trust, L.P.*,**,††	34,416,274	37,361,309
U.S. Farming Realty Trust II, L.P.*,**,††	9,156,411	9,532,144
		$85,955,886

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2013
(Unaudited)

CURRENCY DERIVATIVES/FUTURES — 0.4% (Cost $20,425,338)	Principal Amount	Fair Value
Currency JPY Swaption (option expires 2/17/14; swap expires 2/19/16; ¥ 51,459,597,000)*		$25,935
JPY Put
—Strike $95; expires 09/09/14; ¥ 16,806,550,000*		12,773,046
—Strike $95; expires 09/09/14; ¥ 16,728,380,000*		12,856,960
—Strike $95; expires 03/24/22; ¥ 194,350,000,000*		18,968,560
Euro Forward (€118,300,000 @ $1.335515) — 04/19/13*		3,901,534
British Pounds Forward (£60,000,000 @ $1.52501) — 04/25/13*		1,329,600
		$49,855,635
BONDS & DEBENTURES CONVERTIBLE BONDS & DEBENTURES — 0.1% (Cost $8,145,939)
INDUSTRIAL PRODUCTS — 0.1%
Navistar International Corporation — 3.75% 2014	$9,193,000	$8,905,719
NON-CONVERTIBLE BONDS & DEBENTURES CORPORATE
FINANCIAL SERVICES — 0.7%
International Lease Finance Corporation
—5.65% 2014	$5,515,000	$5,666,883
—6.625% 2013	1,612,000	1,642,709
iStar Financial Inc.
—5.7% 2014	20,649,000	20,855,490
—5.85% 2017	4,950,000	5,061,375
—5.875% 2016	18,785,000	19,348,550
—6.05% 2015	6,912,000	7,050,240
Springleaf Financial Services
—5.75% 2016	5,100,000	4,998,000
—6.5% 2017	8,980,000	8,601,762
—6.9% 2017	15,366,000	15,077,888
		$88,302,897
INDUSTRIAL PRODUCTS — 0.2%
Global Ship Lease, Inc. — 0.2616% 2016 Term Loan (Floating)**	$31,829,471	$27,214,198

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2013
(Unaudited)

NON-CONVERTIBLE BONDS & DEBENTURES CORPORATE — Continued	Principal Amount	Fair Value
ENERGY — 0.2%
ATP Oil & Gas Corporation — 8.5% PS loan 2013*,**	$2,401,210	$2,131,074
ATP Oil & Gas Corporation — 11.875% 2015*	136,713,000	1,449,158
ATP Oil & Gas Corporation — 14.5% 2014 Term Loan (Floating)*,**	42,320,294	23,276,161
		$26,856,393
TOTAL CORPORATE BONDS AND DEBENTURES — 1.1%		$142,373,488
U.S. GOVERNMENT & AGENCIES — 32.6%
Federal National Mortgage Association — 7.5% 2028	$32,960	$38,353
U.S. Treasury Notes
—0.125% 2013†	260,000,000	259,786,722
—0.25% 2013	200,000,000	200,102,340
—0.25% 2013	140,000,000	140,082,026
—0.25% 2014	100,000,000	100,057,810
—0.25% 2014	100,000,000	100,059,380
—0.25% 2014	195,000,000	195,084,552
—0.25% 2014	200,000,000	200,070,320
—0.25% 2014	350,000,000	350,120,295
—0.25% 2014	150,000,000	150,099,615
—0.25% 2014	77,298,000	77,355,371
—0.375% 2013	200,000,000	200,046,880
—0.5% 2013	200,000,000	200,228,900
—0.5% 2014†	200,000,000	200,656,240
—0.625% 2014	200,000,000	200,875,000
—0.75% 2013	195,000,000	195,159,958
—0.75% 2014	200,000,000	201,056,260
—1% 2014	37,187,000	37,362,768
—1% 2014	100,000,000	100,707,810
—1.25% 2014	170,000,000	171,172,728
—1.25% 2014	60,000,000	60,464,064
—1.25% 2014	170,000,000	171,439,679
—1.75% 2014	35,515,000	35,851,004
—1.875% 2014	130,000,000	131,487,889
—1.875% 2014	225,000,000	228,163,185
—2% 2013	60,000,000	60,468,750
—2.625% 2014	100,000,000	102,414,060
TOTAL U.S. GOVERNMENT & AGENCIES		$4,070,411,959

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2013
(Unaudited)

NON-CONVERTIBLE BONDS & DEBENTURES CORPORATE — Continued	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES — 0.7%
Stanwich Mortgage Loan Trust Series
2009-2 — 2.78% 2049**,††	$6,788,471	$3,035,804
2010-1A — 1.86% 2047**,††	4,246,117	2,147,686
2010-2A — 0.97% 2057**,††	26,763,668	13,494,242
2010-3A — 7.58% 2038**,††	14,209,591	7,109,058
2010-4A — 2.95% 2049**,††	18,969,141	8,864,280
2011-1A — 4.85% 2049**,††	37,124,421	19,580,496
2011-2A — 3.82% 2049**,††	19,982,616	10,694,776
2012-2A — 0.0% 2047**,††	16,381,308	6,307,442
2012-4A — 4.54% 2051**,††	26,545,146	11,787,904
Florida Mortgage Resolution Trust Series 2012-4A — 37.67% 2050**,††	5,979,428	2,199,814
		$85,221,502
TOTAL NON-CONVERTIBLE BONDS & DEBENTURES — 34.4% (Cost $4,321,152,692)		$4,298,006,949
TOTAL INVESTMENT SECURITIES — 93.5% (Cost $9,879,644,847)		$11,680,814,922
SHORT-TERM INVESTMENTS — 6.5%
Short-term Corporate Notes:
Federal Home Loan Bank Discount Notes
—0.06% 07/03/13	$67,920,000	$67,919,774
—0.04% 07/08/13	50,000,000	49,999,611
—0.05% 07/19/13	50,000,000	49,998,750
—0.04% 07/24/13	50,000,000	49,998,722
—0.05% 08/02/13	40,588,000	40,586,196
—0.055% 0/12/13	50,000,000	49,996,792
—0.055% 08/13/13	55,009,000	55,005,386
Federal National Mortgage Association Discount Note — 0.03% 08/09/13	66,278,000	66,275,846
Exxon Mobil Corporation
—0.08% 08/14/13	50,000,000	49,995,111
—0.09% 08/14/13	50,000,000	49,994,500
—0.09% 08/15/13	70,000,000	69,992,125

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2013
(Unaudited)

SHORT-TERM INVESTMENTS — Continued	Shares or Principal Amount	Fair Value
Toyota Motor Credit Corporation
—0.09% 07/11/13	$40,000,000	$39,999,000
—0.08% 07/11/13	25,674,000	25,673,429
—0.08% 07/12/13	45,205,000	45,203,895
— 0.07% 07/15/13	50,000,000	49,998,639
State Street Bank Repurchase Agreement — 0.01% 07/01/13 (Dated 6/28/13, repurchase price of $49,217,041, collateralized by $41,710,000 principal amount U.S. Treasury Bond — 4.5% 2039, fair value $50,207,203)	49,217,000	49,217,000
TOTAL SHORT-TERM INVESTMENTS (Cost $809,854,776)		$809,854,776
TOTAL INVESTMENTS — 100.0% (Cost $10,689,499,623)		$12,490,669,698
SECURITIES SOLD SHORT
COMMON STOCKS SOLD SHORT — (2.0)%
American Greetings Corporation (Class A)	(233,000)	$(4,245,260)
Avalonbay Communities, Inc.	(100,400)	(13,544,964)
Baytex Energy Corp.	(113,500)	(4,093,604)
Crescent Point Energy Corp.	(150,000)	(5,098,950)
Essex Propertry Trust, Inc.	(88,200)	(14,016,744)
Express Scripts, Inc.*	(385,427)	(23,776,992)
Federal Realty Investment Trust	(107,300)	(11,124,864)
HCP, Inc.	(226,700)	(10,301,248)
Hospitality Properties Trust	(182,300)	(4,790,844)
Jarden Corporation	(154,350)	(6,752,813)
Nissan Motor Co., Ltd. (Japan)	(12,983,600)	(131,510,884)
PharMerica Corporation*	(320,700)	(4,444,902)
Pitney Bowes Inc.	(401,000)	(5,886,680)
Pool Corporation	(95,300)	(4,994,673)
Ventas Inc.	(61,800)	(4,292,628)
		$(248,876,050)
OTHER COMMON STOCKS SOLD SHORT — (0.9)%		$(108,533,753)
TOTAL COMMON STOCKS SOLD SHORT — (2.9)%		$(357,409,803)

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2013
(Unaudited)

NON-CONVERTIBLE BONDS & DEBENTURES SOLD SHORT — (0.0)%	Principal Amount	Fair Value
Safeway Inc. — 3.95% 2020	$(6,810,000)	$(6,693,413)
TOTAL SECURITIES SOLD SHORT — (2.9)% (Proceeds $324,704,434)		$(364,103,216)
Other assets less liabilities, net — 2.9%		$364,785,120
NET ASSETS — 100.0% — NOTE 2		$12,491,351,602

*  Non-income producing security.

**  Restricted securities. These restricted securities constituted 2.0% of total net assets at June 30, 2013

†  Security segregated as collateral for securities sold short.

††  These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 1.4% of total net assets at June 30, 2013.

See notes to financial statements.

FPA CRESCENT FUND
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013
(Unaudited)

ASSETS
Investments at value:
Investment securities — at market value (identified cost $10,689,499,623)	$11,680,814,922
Short-term investments — at amortized cost (maturities 60 days or less)	809,854,776	$12,490,669,698
Cash		41
Deposits for securities sold short		210,567,166
Receivable for:
Dividends and accrued interest		34,715,255
Investment securities sold		481,948,786
Capital stock sold		52,897,595
		$13,270,798,541
LIABILITIES
Payable for:
Securities sold short, at market value (proceeds $324,704,434)	$364,103,216
Investment securities purchased	393,056,048
Capital stock repurchased	7,986,192
Advisory fees and financial services	11,329,140
Accrued expenses	2,009,923
Dividends and accrued interest expense on securities sold short	674,780
Other liabilities	287,640	779,446,939
NET ASSETS		$12,491,351,602
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 401,992,778 outstanding shares		$10,494,332,782
Undistributed net realized gain on investments		210,189,582
Undistributed net investment income		25,057,945
Unrealized appreciation of investments		1,761,771,293
NET ASSETS		$12,491,351,602
NET ASSET VALUE
Offering and redemption price per share		$31.07

See notes to financial statements.

FPA CRESCENT FUND
STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2013
(Unaudited)

INVESTMENT INCOME
Dividends		$71,478,267
Interest		30,635,445
		$102,113,712
EXPENSES:
Advisory fees	$56,663,228
Short sale dividend & interest expense	4,694,383
Financial services	5,666,323
Transfer agent fees and expenses	2,546,564
Custodian fees and expenses	364,732
Reports to shareholders	169,324
Registration fees	63,371
Trustees' fees and expenses	83,778
Audit fees	30,456
Legal fees	15,246
Other expenses	370,722	70,668,127
Net investment income		$31,445,585
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain/(loss) on investments:
Net realized gain on sale of investment securities	$214,883,708
Net realized gain on expiration of foreign currency contracts	9,366,864
Net realized loss on sale of investment securities sold short	(6,496,212)
Net realized gain on investments		$217,754,360
Change in unrealized appreciation of investments:
Investment securities	$814,248,449
Investment securities sold short	(18,196,930)
Foreign currency contracts	23,165,322
Change in unrealized appreciation of investments		819,216,841
Net realized and unrealized gain on investments		$1,036,971,201
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$1,068,416,786

See notes to financial statements.

FPA CRESCENT FUND
STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
CHANGE IN NET ASSETS
Operations:
Net investment income	$31,445,585		$56,898,990
Net realized gain (loss) on investments	217,754,360		381,408,465
Change in unrealized appreciation of investments	819,216,841		421,873,822
Change in net assets resulting from operations		$1,068,416,786		$860,181,278
Distribution to shareholders from:
Net investment income	$(16,927,503)		$(38,968,676)
Net realized capital gains	(375,782,176)	(392,709,679)	(38,967,413)	(77,936,089)
Capital Stock transactions:
Proceeds from Capital Stock sold	$2,478,559,031		$3,464,363,597
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	337,942,900		65,041,485
Cost of Capital Stock repurchased*	(917,554,252)	1,898,947,679	(1,873,484,174)	1,655,920,908
Total change in net assets		$2,574,654,786		$2,438,166,097
NET ASSETS
Beginning of period		9,916,696,816		7,478,530,719
End of period		$12,491,351,602		$9,916,696,816
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		82,094,243		123,286,691
Shares issued to shareholders upon reinvestment of dividends and distributions		11,819,678		2,360,695
Shares of Capital Stock repurchased		(30,471,196)		(66,322,957)
Change in Capital Stock outstanding		63,442,725		59,324,429

*  Net of redemption fees of $171,224 and $262,555 for the periods ended June 30, 2013 and December 31, 2012, respectively.

See notes to financial statements.

FPA CRESCENT FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30,		Year Ended December	Nine Months Ended December	Year Ended March 31,
	2013 (Unaudited)		31, 2012	31, 2011	2011	2010	2009
Per share operating performance:
Net asset value at beginning of period	$29.29		$26.78	$27.98	$25.88	$19.11	$24.99
Income from investment operations:
Net investment income	$0.08		$0.12	$0.20	$0.31	$0.31	$0.35
Net realized and unrealized gain (loss) on investment securities	2.85		2.63	(0.58)	2.75	6.77	(5.63)
Total from investment operations	$2.93		$2.75	$(0.38)	$3.06	$7.08	$(5.28)
Less distributions:
Dividends from net investment income	$(0.05)		$(0.12)	$(0.31)	$(0.32)	$(0.31)	$(0.37)
Distributions from net realized capital gains	(0.10)		(0.12)	(0.51)	(0.64)	—	(0.23)
Total distributions	$(1.15)		$(0.24)	$(0.82)	$(0.96)	$(0.31)	$(0.60)
Redemption fees	—	*	— *	— *	— *	— *	— *
Net asset value at end of period	$31.07		$29.29	$26.78	$27.98	$25.88	$19.11
Total investment return**	10.38%		10.33%	(1.36)%	12.22%	37.22%	(21.57)%
Ratios/supplemental data:
Net assets at end of year (in $000's)	$12,491,352		$9,916,697	$7,478,531	$6,032,766	$3,291,711	$1,263,061
Ratio of expenses to average net assets	1.23	%†‡	1.26%‡	1.25%†‡	1.28%‡	1.34%‡	1.50%‡
Ratio of net investment income to average net assets	0.56	%†	0.62%	0.89%†	0.87%	1.32%	1.65%
Portfolio turnover rate	24	%†	26%	32%†	20%	32%	32%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions. The return for the six months ended June 30, 2013 and the nine months ended December 31, 2012 is not annualized.

†  Annualized

‡  For the periods ended June 30, 2013, December 31, 2012, December 31, 2011, March 31, 2011, March 31, 2010, and March 31, 2009, the expense ratio includes short sale dividend expense equal to 0.08%, 0.10%, 0.07%, 0.12%, 0.17%, and 0.27% of average net assets, respectively.

See notes to financial statements.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

June 30, 2013
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Crescent Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company. The Fund's investment objective is to provide a total return consistent with reasonable risk through a combination of income and capital appreciation by investing in a combination of equity securities and fixed income obligations. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 8.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) on investments in the statement of operations. A detailed listing of outstanding currency transactions is included in the Portfolio of Investments and are also included in Investment Securities in the Statement of Assets and Liabilities.

C.  Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

Common Stocks and Other Securities (Short): The prices of common stocks and other securities sold short rise between the date of the short sale and the date on which the Fund replaces the borrowed security. In addition, the Fund repays the person that lent it the security for any interest or dividends that may have accrued.

Interest Rate Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013
(Unaudited)

example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Credit Risk: The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Though the Fund has not been adversely impacted, continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding securities sold short and short-term investments with maturities of 60 days or less at the time of purchase) aggregated $5,239,447,922 for the six month period ended June 30, 2013. The proceeds and cost of securities sold resulting in net realized gains of $217,754,360 aggregated $4,326,217,283 and 4,108,462,923, respectively, for the six month period ended June 30, 2013. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities (excluding securities sold short) held at June 30, 2013, for federal income tax purposes was $9,909,872,967. Gross unrealized appreciation and depreciation for all investment securities at June 30, 2013, for federal income tax purposes was $1,967,254,646 and 235,711,473 respectively resulting in net unrealized appreciation of $1,731,543,173. As of and during the six month period ended June 30, 2013, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2009 or by state tax authorities for years ended on or before December 31, 2008.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013
(Unaudited)

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year for the provision of financial services to the Fund. The Adviser has agreed to voluntarily reduce its fees for any annual expenses (exclusive of short sale dividends, interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1.85% of the average net assets of the Fund for the year. The Adviser is not obligated to continue this fee reduction policy indefinitely. No fees were waived during the period.

For the six month period ended June 30, 2013, the Fund paid aggregate fees of $83,033 to all Trustees who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Securities Sold Short

The Fund maintains cash deposits and segregates marketable securities in amounts equal to the current market value of the securities sold short or the market value of the securities at the time they were sold short, whichever is greater. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 7 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the six month period ended June 30, 2013, the Fund collected $171,224 in redemption fees, which amounts to less than $0.01 per share.

NOTE 8 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013
(Unaudited)

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. These assumptions consider inputs such as proprietary pricing models, cash flows, prepayments, defaults, and collateral. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2013:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks — Long	$7,238,090,733	—	—	$7,238,090,733
Limited Partnerships	—	—	$85,955,886	85,955,886
Convertible Bonds & Debentures	—	$8,905,719	—	8,905,719
Corporate Bonds & Debentures	—	142,373,488	—	142,373,488
U.S. Government & Agencies	—	4,070,411,959	—	4,070,411,959
Mortgage-Backed Securities	—	—	85,221,502	85,221,502
Short-Term Investments	—	809,854,776	—	809,854,776
	$7,238,090,733	$5,031,545,942	$171,177,388	$12,440,814,063
Currency Derivatives/Futures	$—	$49,855,634	$—	$49,855,634
Securities Sold Short
Common Stocks Sold Short	$(357,409,803)	—	—	$(357,409,803)
Non-Convertible Bonds & Debentures Sold Short	—	$(6,693,413)	—	(6,693,413)
	$(357,409,803)	$(6,693,413)	—	$(364,103,216)

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013
(Unaudited)

The following table summarizes the Fund's Level 3 investment securities and related transactions during the quarter ended June 30, 2013

Investment	Beginning Value at December 31, 2012	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Net Transfers In (Out)	Ending Value at June 30, 2013
Common Stocks — Long	$12,884,035	—	—	—	$(12,884,035)	—
Limited Partnership	77,517,583	$7,064,719	$1,373,584	—	—	$85,955,886
Corporate Bonds & Debentures	19,896,321	—	—	$(19,896,321)	—	—
Mortgage-Backed Securities	135,297,159	36,229,769	—	(86,305,426)	—	85,221,502
	$245,595,098	$43,294,488	—	$(106,201,747)	$(12,884,035)	$171,177,388

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. During the period ended June 30, 2013, Countrywide PLC was transferred from Level 3 to Level 1 due to the fact that the shares were admitted for unconditional trading on the London Stock Exchange during the period. Going forward, the shares will be valued each day at the official closing price.

Note 9 — Commitments

At June 30, 2013, the Fund was liable for unfunded commitments of $583,726 for the U.S. Farming Realty Trust, and $2,843,589 for the U.S. Farming Realty Trust II.

FPA CRESCENT FUND
SHAREHOLDER EXPENSE EXAMPLE

June 30, 2013
(Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested during the entire period.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though FPA Crescent Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value January 1, 2013	$1,000.00	$1,000.00
Ending Account Value June 30, 2013	$1,103.80	$1,018.82
Expenses Paid During Period*	$6.42	$6.18

*  Expenses are equal to the Fund's annualized expense ratio of 1.23%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2013 (181/365 days).

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Trust/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – (72)*	Trustee & Chairman† Years Served: 2	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007	7
Thomas P. Merrick – (76)*	Trustee† Years Served: 3	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7
Alfred E. Osborne, Jr. – (68)*	Trustee† Years Served: 10	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	4	Heckmann Corporation and Kaiser Aluminum, Inc.
A. Robert Pisano – (70)*	Trustee† Years Served: <1	Retired. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Resources Global Professionals, The Motion Picture and Television Fund
Patrick B. Purcell – (70)*	Trustee† Years Served: 6	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund
Steven Romick – (50)	Trustee,† President & Chief Investment Officer Years Served: 19	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1996 to 2006.	2	Arden Group, Inc.
Eric S. Ende – (68)	Vice President Years Served: 10	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3
J. Richard Atwood – (53)	Treasurer Years Served: 10	Chief Operating Officer of the Adviser.
Christopher H. Thomas – (56)	Chief Compliance Officer Years Served: 10	Vice President and Chief Compliance Officer of the Adviser.
Sherry Sasaki – (58)	Secretary Years Served: 10	Assistant Vice President and Secretary of the Adviser.
E. Lake Setzler – (46)	Assistant Treasurer Years Served: 6	Senior Vice President and Controller of the Adviser since 2005.
Michael P. Gomez – (28)	Assistant Vice President Years Served: 1	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007-2010

†  Trustees serve until their resignation, removal or retirement.

*  Audit Committee member

Additional information on the Trustees is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA CRESCENT FUND

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
803 W. Michigan St.
Milwaukee, WI, 53233-2301

(800) 638-3060

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPACX
CUSIP: 30254T759

DISTRIBUTOR

UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233

COUNSEL

K&L Gates LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Crescent Fund, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2013 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the second and fourth quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

FPA International Value Fund

Semi-Annual Report

June 30, 2013

Distributor:

UMB DISTRIBUTION SERVICES, LLC

803 West Michigan Street
Milwaukee, Wisconsin 53233

(This page has been left blank intentionally.)

FPA INTERNATIONAL VALUE FUND

LETTER TO SHAREHOLDERS

Dear fellow shareholders,

During the second quarter of 2013, the Fund rose +0.54% which compared positively to the MSCI All Country World Index's (ex-U.S.) (Net) (the "Index") loss of -3.11%. Year-to-date, the Fund is up +4.88%1 versus the Index down -0.04%. Since inception on December 1, 2011 the Fund has appreciated 18.90%, annualized, versus 8.91%, annualized, for the Index.

At the end of the quarter, we were about 62% invested (up from 60% at March 31, 2013). Over the past three months, our cash stake averaged 39%, and has averaged around 34% since inception. While we put some additional capital to work during the period thanks to one new idea, due to a short-lived market pull back and the decline of one of our holdings, G4S, the Fund continues to have elevated cash levels. This exposure is not an allocation decision based on a top-down view of the world. Rather, it is simply the result of the scarcity of opportunities we are faced with as bottom-up value investors.

Though the Fund's returns have been positive relative to the benchmark, we highlight that a continued run-up in market prices typically translates into increased cash exposure for the Fund and reduced margins of safety2 for the securities held in the portfolio, as reflected in the general downward trend of the portfolio's price-to-value ratio3 over the past few months. For reference, our holdings offered a weighted average discount to our estimated intrinsic value4 of about 30% at the end of the quarter, which reflects the recent addition of a new holding. We caution that such market dynamics may translate into short-term relative underperformance. We urge investors not to give too much weight to this metric, and encourage them to consider the Fund's performance over the longer term.

Value Discipline

For a while, this quarter felt similar to many previous ones. However, in the later part of May, we were given an ephemeral glimpse at what might happen if market dynamics were to normalize. In such a situation, where the flow of public capital stopped or even slowed, the marginal buyer of risk assets at inflated valuations would disappear, and prices would come down. What we have now however is a "greater fool" market predicated on presumptions that public authorities continue to act as this price-agnostic buyer of last resort. The heightened volatility later in the quarter made it abundantly clear, as renewed commitment to stimulus silenced "tapering" hearsay.

In this context, we are often asked why we would not participate more in this type of rallying market. One would think intelligent investors like us could identify when public capital will ebb, when market expectations turn, and when to exit before all others do. As much as we wish we had such foresight, we are sorry to admit that we have absolutely no idea how to time the market. In fact, we have never attempted to do this and if we did, we would not know where to start. We are certain that we would lose money trying though.

What we use to navigate capital markets as value investors is the concept of intrinsic value. When analyzing a business, we try to determine three things through fundamental research: (i) how much free cash flow5 the

1  The large inflow the Fund received on the first day of the year significantly impacted relative performance because the Index appreciated 1.84% during the first trading day of the year.

2  Buying with a "margin of safety" is when a security is purchased for less than its estimated value. This helps protect against permanent loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price.

3  Price to Value (Price to Intrinsic Value) is a term to describe the market price of a security compared to our estimate of fair value.

4  Our estimate of the actual value of a company or an asset based on our underlying perception of its true value including all aspects of the business, in terms of both tangible and intangible factors.

5  Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

1

business can sustainably generate; (ii) how much that free cash flow grows over time; and (iii) what the company's management does with the free cash flow. If we can determine these three things, we can better assess the value of the business. What other market participants may be willing to pay for the asset at a given time in a particular set of financial circumstances is irrelevant to us. From there, we are value-driven in the way we invest and in the way we manage the portfolio. We are only interested in investing in a company if its stock trades at a discount to our estimate of fair value. We weight every position in the portfolio based on its relative discount. What ultimately dictates our holding period is the time that it takes for a firm's market capitalization to converge with its intrinsic value. In the absence of opportunities to invest in high quality companies at significant discounts to intrinsic value, we let our cash balance increase.

Intrinsic value is our primary guide as investors, and we trust in it at all times. It is not an absolute concept, however. We are not in the omen business. At the risk of stating the obvious, we do not know what happens into perpetuity. Rather, we put all our analytical efforts in making a fair assessment of what could reasonably be and from this, we derive an estimate of intrinsic value. We then use that value as a compass to make buy, weighting, and sell decisions. The point of this approach is to impose a needed discipline on the process, in order to remove many of the psychological biases that, we believe, typically drive irrational behavior amongst investors, and often cause investment mistakes. By consistently abiding to that discipline, we ultimately hope to succeed in generating superior returns over the long run, while minimizing downside risks.

Key performers

Our best performing holding in the quarter was Interpump Group S.p.A. (up +16.86% in US currency). Based in Italy, Interpump is the world's largest manufacturer of high and very high pressure pumps. It is also the global leader in power take-offs for vocational trucks and off-highway vehicles. We had recently taken advantage of the weakness in the share price that followed the announced departure of the firm's long standing chairman, Giovanni Cavallini, by adding Interpump to the portfolio. In each of its businesses, the company enjoys dominant positions with shares in excess of 40%. They operate in niche markets where they face few competitors of quality and scale, while they sell to a fragmented base of small wholesalers and assemblers. Management has a long history of running the business well, and they are significant shareholders of the group. They have consistently generated margins in the high teens and operating returns on capital employed6 in the twenties. Free cash flow generation has been strong, while the balance sheet is healthy with leverage at less than 1x net debt to EBITDA7. When we purchased the stock, Interpump was trading at 9x fiscal year 2014 earnings. It was offering a free cash flow yield in excess of 6% and a dividend yield in excess of 4% with the prospect of improvements. Interpump is a firm that we have monitored for years, and we expect to remain shareholders for as long as the stock trades at a discount to our estimate of intrinsic value.

Our worst performing holding in the quarter was G4S (down -19.01% in US currency). Based in the UK, G4S is a world leading provider of security services. The company is well-positioned in niches such as managing justice and immigration operations for the British government. They also generate a meaningful portion of profits in developing countries where they often enjoy dominant market positions. We have long been shareholders of G4S. Following well-publicized woes over the group's London Olympics contract, we had built a more meaningful position in the stock. As confidence in the company's strong fundamentals returned, we enjoyed good returns and accordingly reduced our exposure. Since then, the shares have been hit by a series of negative news, including announced material cuts in some inmate programs in Europe and more recently, the prospect of an investigation over alleged overpricing in UK electronic monitoring contracts. Beyond the bad press, we believe G4S's fundamentals remain sound. We think the price correction exceeds the news' negative impact on the group's

6  A return from an investment that is not considered income.

7  Earnings before interest, depreciation and amortization.

2

intrinsic value, and we have taken advantage of the higher margin of safety8 to buy into the stock again. More importantly, management has been replaced (as one would expect in such circumstances) and reinforced with new CFO Ashley Almanza being elevated to CEO. We spoke with Ashley a few days after his nomination and came away with a positive impression, although a change in management raises the prospect of balance sheet actions. At its core, we believe G4S is a quality business capable of generating good growth and high single digit margins. It requires little capital and has consistently generated high free cash flows and operating returns on capital in excess of 40%. At the end of the quarter, G4S was trading at 10x next year earnings. It was offering a free cash flow yield of 8% and a dividend yield of 5%. We believe that it meets all of our investment criteria and thus remains a large holding.

Permanent Loss

At the inception of the Fund, we had used Britvic as an example of how long-term value investors can repeatedly generate returns investing multiple times in the same company, by taking advantage of short-term price dislocations. The market has presented us with several of these opportunities since then, with G4S the latest case in point. Bad things happen to good businesses and when they do, the market's reaction is typically an emotional response, rather than a measured assessment of the impact on the fundamentals of the business. These disruptive events are often of short-term nature, like product recalls, cyclical fears, government interferences, or allegations of inappropriate practices. As such, they tend to have limited impact on the long-term free cash flows of businesses and therefore, on intrinsic values. Because many market participants are short-term oriented, they do not think about what is discounted in prices, which causes them to run for the exits when such temporary disruptions unfold. We on the other hand are happy to take advantage of the short-term price volatility that accompanies these events, to buy into well-run, high quality businesses at discounts to intrinsic values. While this approach may translate into short-term relative under-performance, we believe it allows us to deliver superior returns over the long run. This is possible because short-term declines in market prices are not tantamount to permanent losses.

The concept of permanent loss is unrelated to market prices. In fact, our ability to generate returns is based on the premise that capital markets do not always provide a reliable indicator of value. This is somewhat of a schizophrenic position to be in, as we know our performance will be measured based on that same irrational pricing that we seek to take advantage of to generate returns. To us, capital markets are simply a place where we go to buy and sell assets. We do not measure investment success or failure based on the mark-to-market of our positions over the short or medium-term. We focus instead on economic value added9 and permanent loss. What we mean by permanent loss is a reduction in intrinsic value that exceeds our margin of safety. While an analytical mistake may cause impairment in value, more typically these impairments are the results of unexpected events.

Assume we bought a firm at a discount of 33%. If flooding temporary shuts down production for repair and we miss out on one year of free cash flow, the value is less than we estimated at purchase. With one year accounting for a small portion (say 10%) of the company's long-term free cash flows though, we now hold the stock at a 26% discount. The share price could be down by more than 10%, but we did not incur any permanent loss. Assume that the price is down 40% on the news, and we invest an additional 60% of our original purchase (because we have 40% of our assets in cash). We now hold the stock at a 44% discount with the prospect of even greater returns. For us to experience a permanent loss, the value would have to come down by more than 45%. This requires more than a temporary business disruption. The fundamentals have to change. Because of our research work, we would argue the risk of that happening is limited, as long as our analysis is sound. As long as

8  Buying with a "margin of safety" is when a security is purchased for less than its estimated value. This helps protect against permanent capital loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price.

9  Economic Value Added or EVA is the operating profit earned by a company minus its cost of capital.

3

we can avoid these permanent losses, we expect that over long periods of time, the market will at some point understand the value of the businesses we own, thus allowing us to monetize the upside.

New Holding

We initiated only one new position this quarter. We added Fugro to the portfolio. Based in Holland, Fugro is a global leading provider of geotechnical and geophysical analyses for resource projects. It is a company that we have known for a long time, having first spoken with them and taken an interest many years back while doing research on one of their peers. As we were updating some of our research through a series of one-on-one meetings and conference calls a few months back, it became clear to us that Fugro was misunderstood, had valuable assets, and was experiencing positive changes at multiple levels. At the same time, similar to what has happened to G4S, the shares were hit by a series of short-term negative news, including allegations of accounting fraud and management changes. Nonetheless, Fugro has everything that we look for in a new investment. We were excited to be presented with such an opportunity — in what continues to be a challenging market environment for value investors — and proceeded to build a position in the company.

It is worth noting that as we conducted further primary research on Fugro, we missed out on lower valuations. We are comfortable with that. Our primary focus is on avoiding analytical mistakes and the risk of overpaying, which typically leads to permanent losses. We are also careful not to anchor our investment decisions on any previously available valuations, something that often causes investors to miss out on attractive opportunities. Our investment in Senior is an interesting example of this common psychological bias. The stock had returned +33% in US currency over the twelve months that preceded our purchase. Looking at the price chart at the time would have deterred many investors, and in fact probably did. Since we initiated our position last year, Senior's stock price has increased another 36%, and we believe the shares still trade at a discount to our estimate of intrinsic value.

Portfolio Profile

We did not sell out of any positions this quarter, although we would point to the decline in weight of several of our holdings as many have continued to perform well. With limited activity during the period, the general profile of the Fund has not fundamentally changed. It is still geared towards companies domiciled in Europe. This portfolio characteristic is simply a reflection of where we have found compelling opportunities, as our approach is agnostic to geographic or sector exposure. In addition, many of our holdings operate globally and generate large portions of their future cash flows outside Europe. What matters to us is where business value is created, rather than where a company is headquartered or incorporated.

We continue to have no exposure to Japan, despite yet another trip to the region. As we had feared, Shinzo Abe's "Third Arrow" fell short of its target, with its modest structural reforms likely to have limited impact. Aside from the Sony case (we suspect group executives may welcome the opportunity to distance themselves from their American colleagues through a listing of the entertainment business), there seems to have been repeated examples of poor governance in Japan in the past few months, including Dentsu's equity issuance, Cerberus' failed bid to be represented on Seibu's board, suspended sentences for former Olympus directors, and the dismissed merger (together with the CEO behind the initiative) of challenged Kawasaki and Mitsui. Based on our primary research, we think there may be some change in attitude towards investors in Japan, but it seems to be happening at an extremely slow pace, even for long-term investors. More fundamentally, we still struggle to find companies in Japan that offer the right combination of quality and price for our strategy.

Similarly, we continue to have no exposure to financial companies. We are not in principle opposed to investing in any given sector, in the same way that we are not averse to investing in any specific region. That said, we find that many companies in this industry fail to meet our investment criteria. Note that this statement is more relevant to banks, as it is important to recognize that the financial sector encompasses a broad range of business models, some of which we would consider more appealing from a quality standpoint. The main hurdles for us to

4

invest in banks remain weaknesses in fundamentals, management, balance sheet, and how challenging many of them are to analyze and value. Because we always go by our assessment of intrinsic value to buy, weight, and sell stocks, portfolio candidates need to lend themselves to research and appraisal. We often find that banks do not.

While we are averse to making macro comments, our bottom-up research is giving us few reasons to cheer about market conditions. In particular, we are ever more concerned about how much irrational capital seems to be at work, something we found to be evident on a recent trip to Latin America. Like we mentioned in previous reports, we are mindful of what is happening in emerging markets and are monitoring potential value opportunities in these regions. We see little change in the general status of the world's economy, despite general enthusiasm in capital markets. We are concerned about the high levels of debt, in particular at sovereign levels, structurally weak financial institutions, most notably in Europe, imbalances in developing countries, the likelihood of more tax pressure along with further austerity measures, and slower economic growth. We worry that fiscal policies might lead to inflation, and are concerned with increasing states' autocratic abuses. These translate into increased interferences with the normal course of business, which at the best makes it more difficult to assess the intrinsic value of companies, and at the worst makes it impossible for us to invest.

Value Team Credo

As we often do in our quarterly commentaries, we conclude by reminding shareholders of our investment credo. As long-term absolute value investors, our focus is on competitively advantaged businesses, with solid balance sheets and strong free cash flow generation profiles, run by management teams that distinguish themselves operationally and deploy capital in a value creative manner. We only invest in companies that meet all these qualitative criteria when their stocks trade at significant discounts to our estimate of intrinsic value.

Given our absolute value philosophy, we may experience short-term relative underperformance in a prolonged market rally. Such conditions would leave our core beliefs unaltered, however. In the long run, we believe that our approach will allow us to achieve our stated goals, while incurring a lower risk of permanent losses.

As always, we thank you for your confidence and look forward to continue serving your interests as fellow shareholders of the FPA International Value Fund.

Respectfully submitted,

The International Value Team

Pierre O. Py
Portfolio Manager

July 10, 2013

Portfolio composition will change due to ongoing management of the Fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, Advisor or Distributor.

The discussions of Fund investments represent the views of the Fund's managers at the time of each report and are subject to change without notice. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any First Pacific Advisors portfolio. Security examples featured are samples for presentation purposes and are intended to illustrate our investment philosophy and its application. It

5

should not be assumed that most recommendations made in the future will be profitable or will equal the performance of the securities.

The MSCI All Country World Index (ex- USA) is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the United States. The MSCI ACWI ex- USA Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The 23 emerging market indices include: Brazil, Chile, China, Colombia, Czech Republic, Greece, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. Individuals cannot invest directly in an Index.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The fund purchases foreign securities, which are subject to interest rate, currency exchange rate, economic and political risks. Small and mid-cap stocks involve greater risks and they can fluctuate in price more than larger company stocks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

6

FPA INTERNATIONAL VALUE FUND

PORTFOLIO SUMMARY

June 30, 2013
(Unaudited)

Common Stocks		61.9%
Business Services	24.5%
Industrial Products	10.4%
Human Resources	7.7%
Consumer Non-Durables	5.8%
Trading & Distribution	5.6%
Technology	3.2%
Basic Materials	3.1%
Consumer Durables	1.6%
Currency Forwards		0.2%
Short-Term Investments		37.6%
Other Assets and Liabilities, net		0.3%
Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

For the Six Months Ended June 30, 2013
(Unaudited)

Shares
NET PURCHASES
Common Stocks
Fugro N.V. (1)	94,000
Groupe Danone S.A.	38,661
Interpump Group S.p.A. (1)	478,213
NET SALES
Common Stocks
ALTEN S.A. (2)	11,200

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

7

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS

June 30, 2013
(Unaudited)

COMMON STOCKS	Shares	Fair Value
BUSINESS SERVICES — 24.5%
Aggreko plc (Great Britain)	223,209	$5,573,506
BBA Aviation plc (Great Britain)	52,827	225,017
Brambles Ltd (Australia)	103,616	884,736
Fugro N.V. (Netherlands)	94,000	5,095,890
G4S plc (Great Britain)	1,171,051	4,103,011
LSL Property Services plc (Great Britain)	1,114,018	6,141,024
Publicis Groupe (France)	19,577	1,393,834
Sodexo (France)	30,689	2,556,467
		$25,973,485
INDUSTRIAL PRODUCTS — 10.4%
ASSA ABLOY AB (Sweden)	11,179	$438,366
GEA Group Aktiengesellschaft (Germany)	9,493	335,900
Interpump Group S.p.A. (Great Britain)	478,213	4,263,747
Legrand S.A. (France)	6,023	279,401
Senior plc (Great Britain)	442,242	1,683,969
Vesuvius plc (Great Britain)	725,359	4,054,829
		$11,056,212
HUMAN RESOURCES — 7.7%
Adecco S.A. (Switzerland)	50,619	$2,884,787
Michael Page International plc (Great Britain)	927,830	5,234,631
		$8,119,418
CONSUMER NON-DURABLES — 5.8%
Britvic plc (Great Britain)	295,859	$2,308,055
Groupe Danone S.A. (France)	38,661	2,901,520
Diageo plc (Great Britain)	33,762	965,229
		$6,174,804
TRADING & DISTRIBUTION — 5.6%
Atea ASA (Norway)	585,825	$5,907,049
TECHNOLOGY — 3.2%
SAP AG (Germany)	45,830	$3,351,566
BASIC MATERIALS — 3.1%
Incitec Pivot Limited (Australia)	1,073,635	$2,807,126
Travis Perkins plc (Great Britain)	20,662	457,486
		$3,264,612
CONSUMER DURABLES — 1.6%
Daimler AG (Germany)	27,780	$1,677,751
TOTAL COMMON STOCKS — 61.9% (Cost $62,696,094)		$65,524,897

8

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2013
(Unaudited)

Fair Value
CURRENCY FORWARDS — 0.2%
Euro (€139,319 @ $1.292) — 01/09/14*	$(1,337)
Euro (€67,635 @ $1.33068) — 01/09/14*	1,967
Euro (€12,895 @ $1.31835) — 01/09/14*	216
Euro (€38,026 @ $1.3149) — 01/09/14*	506
British Pounds (£52,066 @ $1.5365) — 01/09/14*	823
British Pounds (£38,554 @ $1.55627) — 01/09/14*	1,371
British Pounds (£19,220 @ $1.56091) — 01/09/14*	773
British Pounds (£50,956 @ $1.56997) — 01/09/14*	2,511
British Pounds (£25,202 @ $1.58715) — 01/09/14*	1,675
Euro (€1,154,068 @ $1.29975) — 03/24/14*	(2,135)
British Pounds (£659,518 @ $1.51626) — 03/24/14*	(2,928)
Euro (€854,070 @ $1.28795) — 04/04/14*	(11,658)
British Pounds (£18,791 @ $1.59647) — 04/24/14*	1,424
British Pounds (£31,031 @ $1.6113) — 04/24/14*	2,811
Euro (€24,119 @ $1.32673) — 05/07/14*	606
Euro (€68,244 @ $1.3188) — 05/07/14*	1,174
British Pounds (£35,526 @ $1.60445) — 05/07/14*	2,975
Euro (€19,138 @ $1.30633) — 05/12/14*	90
Euro (€15,503 @ $1.2901) — 05/12/14*	(178)
British Pounds (£15,639 @ $1.5986) — 05/12/14*	1,218
British Pounds (£9,460 @ $1.5856) — 05/12/14*	614
British Pounds (£152,602 @ $1.57272) — 05/22/14*	7,938
British Pounds (£63,804 @ $1.5673) — 05/29/14*	2,973
British Pounds (£26,262 @ $1.5612) — 05/30/14*	1,064
Euro (€138,269 @ $1.26565) — 06/06/14*	(4,971)
British Pounds (£32,607 @ $1.5334) — 06/09/14*	414
British Pounds (£16,253 @ $1.5382) — 06/09/14*	284
British Pounds (£32,491 @ $1.5389) — 06/09/14*	591
Euro (€31,616 @ $1.26517) — 06/12/14*	(1,152)
Euro (€118,255 @ $1.26844) — 06/16/14*	(3,921)
Euro (€39,611 @ $1.26226) — 06/27/14*	(1,558)
Euro (€123,832 @ $1.2517) — 07/09/14*	(6,179)
British Pounds (£100,000 @ $1.55) — 07/09/14*	2,930
Euro (€96,970 @ $1.2375) — 07/18/14*	(6,216)
Euro (€96,552 @ $1.24285) — 07/18/14*	(5,672)
British Pounds (£32,098 @ $1.55775) — 07/18/14*	1,189
British Pounds (£96,546 @ $1.55367) — 08/07/14*	3,183
British Pounds (£47,868 @ $1.5668) — 08/15/14*	2,207
British Pounds (£94,778 @ $1.58265) — 08/28/14*	5,871
British Pounds (£37,240 @ $1.61115) — 09/30/14*	3,368

9

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2013
(Unaudited)

	Principal Amount	Fair Value
CURRENCY FORWARDS — Continued
British Pounds (£46,433 @ $1.61524) — 10/09/14*		$4,390
Euro (€761,035 @ $1.314) — 01/08/15*		9,437
British Pounds (£1,876,877 @ $1.5984) — 01/08/15*		145,833
Euro (€744,048 @ $1.344) — 02/23/15*		31,548
TOTAL CURRENCY FORWARDS		$196,069
TOTAL INVESTMENT SECURITIES — 62.1% (Cost $62,696,094)		$65,720,966
SHORT-TERM INVESTMENTS — 37.6% (Cost $39,856,033)
State Street Bank Repurchase Agreement — 0.01% 07/01/13 (Dated 6/28/13, repurchase price of $39,856,033, collateralized by $46,935,000 principal amount U.S. Treasury Bond — 2.75% 2042, fair value $40,657,444)	$39,856,000	$39,856,033
TOTAL INVESTMENTS — 99.7% (Cost $102,552,127)		$105,576,999
Other assets and liabilities, net — 0.3%		280,773
NET ASSETS — 100.0%		$105,857,772

*  Non-income producing securities

See notes to financial statements.
10

FPA INTERNATIONAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013
(Unaudited)

ASSETS
Investments at value:
Investment securities — at fair value (identified cost $62,696,094)	$65,720,966
Short-term investment — at amortized cost (maturities 60 days or less)	39,856,033	$105,576,999
Cash		288
Receivable for:
Capital stock sold	$405,243
Investment securities sold	320,402
Dividends	71,372	797,017
		$106,374,304
LIABILITIES
Payable for:
Advisory fees and financial services	$357,718
Investment securities purchased	137,042
Accrued expenses	21,035
Capital stock repurchased	737	516,532
NET ASSETS		$105,857,772
SUMMARY OF SHAREHOLDERS' EQUITY
Capital stock — no par value; unlimited authorized shares; 8,089,258 outstanding shares		$101,239,490
Undistributed net realized gain on investments		758,943
Undistributed net investment income		834,467
Unrealized appreciation of investments		3,024,872
NET ASSETS		$105,857,772
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$13.09

See notes to financial statements.
11

FPA INTERNATIONAL VALUE FUND
STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2013
(Unaudited)

INVESTMENT INCOME
Dividends		$1,269,154
Interest		1,568
		$1,270,722
EXPENSES:
Advisory fees	$383,637
Financial services	38,364
Trustees' fees and expenses	30,139
Audit and tax services fees	29,000
Transfer agent fees and expenses	27,378
Legal fees	18,888
Registration fees	16,197
Custodian fees and expenses	12,458
Reports to shareholders	10,923
Insurance	4,959
Total expenses	$571,943
Expenses reimbursed by Adviser	(64,282)	507,661
Net investment income		$763,061
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investments and foreign currency transactions:
Proceeds from sales of investment securities	$11,745,484
Cost of investment securities sold	10,946,157
Net realized gain on investments and foreign currency transactions		$799,327
Change in unrealized appreciation of investments and foreign currency transactions:
Unrealized appreciation of common stocks	$727,395
Unrealized appreciation of currency forwards	300,490
Change in unrealized appreciation of investments and foreign currency transactions		1,027,885
Net realized and unrealized gain on investments and foreign currency transactions		$1,827,212
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$2,590,273

See notes to financial statements.
12

FPA INTERNATIONAL VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2013 (Unaudited)		For the Year Ended December 31, 2012
CHANGE IN NET ASSETS
Operations:
Net investment income	$763,061		$43,017
Net realized gain on investments and foreign currency transactions	799,327		186,093
Change in unrealized appreciation of investments and foreign currency transactions	1,027,885		1,979,539
Change in net assets resulting from operations		$2,590,273		$2,208,649
Distributions to shareholders from:
Net investment income	$(33,015)		—
Net realized capital gains	(165,073)	(198,088)	—	—
Capital Stock transactions:
Proceeds from Capital Stock sold	$65,595,891		$40,270,623
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	178,611		—
Cost of Capital Stock repurchased*	(3,716,402)	62,058,100	(2,490,533)	37,780,090
Total change in net assets		$64,450,285		$39,988,739
NET ASSETS
Beginning of period		41,407,487		1,418,748
End of period		$105,857,772		$41,407,487
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		5,061,433		3,377,274
Shares issued to shareholders upon reinvestment of dividends and distributions		14,221		—
Shares of Capital Stock repurchased		(287,866)		(216,185)
Change in Capital Stock outstanding		4,787,788		3,161,089

*  Net of redemption fees of $25,705 and $17,106 collected for the periods ended June 30, 2013 and December 31, 2012, respectively.

See notes to financial statements.
13

FPA INTERNATIONAL VALUE FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	For the Period December 1, 2011 to December 31, 2011
Per share operating performance:
Net asset value at beginning of period	$12.54		$10.11	$10.00
Income from investment operations:
Net investment income	$0.08		$0.01	—	*
Net realized and unrealized gain on investment securities and foreign currency transactions	0.53		2.41	$0.11
Total from investment operations	$0.61		$2.42	$0.11
Less distributions:
Dividends from net investment income	$(0.01)		—	—
Distributions from net realized capital gains	(0.05)		—	—
Total distributions	$(0.06)		—	—
Redemption fees	—	*	$0.01	—	*
Net asset value at end of period	$13.09		$12.54	$10.11
Total investment return**	4.88%		24.04%	1.10%
Ratios/supplemental data:
Net assets at end of period	$105,857,772		$41,407,487	$1,418,748
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.37	%†	4.14%	16.64	%†
After reimbursement from Adviser	1.32	%†	1.35%	1.35	%†
Ratio of net investment income (loss) to average assets:
Before reimbursement from Adviser	1.67	%†	(2.34)%	(15.90	)%†
After reimbursement from Adviser	1.82	%†	0.45%	(0.61	)%†
Portfolio turnover rate	52	%†	49%	0%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share and is not annualized

†  Annualized

See notes to financial statements.
14

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

June 30, 2013
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA International Value Fund (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's primary investment objective is to seek above average capital appreciation over the long term while attempting to minimize the risk of capital loss. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 7.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) on investments in the statement of operations. A detailed listing of currency forwards is included in the Portfolio of Investments and are also included in Investment Securities in the Statement of Assets and Liabilities.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Since the Fund principally invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially those of companies in emerging markets, can be riskier, less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the

15

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

risk and volatility of foreign investments. The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $62,147,169 for the period ended June 30, 2013. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2013, was $62,826,072 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at June 30, 2013, for federal income tax purposes was $5,116,213 and $2,221,319, respectively resulting in net unrealized appreciation of $2,894,894. As of and during the period ended June 30, 2013, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1% of the Fund's average daily net assets. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, and extraordinary expenses such as litigation) in excess of 1.85% of the average net assets of the Fund for the year. In addition, the Adviser has extended the fee waiver and reduced the Fund's fees. Effective February 1, 2013, the Adviser has contractually agreed to reimburse expenses in excess of 1.32% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through June 30, 2015. This reimbursement amounted to $64,282 for the six months ended June 30, 2013.

For the period ended June 30, 2013, the Fund paid aggregate fees of $30,000 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

16

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the period ended June 30, 2013, the Fund collected $25,705 in redemption fees. The impact of these fees was $0.01 per share.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward currency rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by authority of Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2013:

Investments	Level 1(3)	Level 2(3)	Level 3(3)	Total
Common Stocks(1)	$65,524,897	—	—	$65,524,897
Currency Forwards	—	$196,069	—	196,069
Short-Term Investments(2)	—	39,856,033	—	39,856,033
	$65,524,897	$40,052,102	—	$105,576,999

(1)  All common stocks are classified under Level 1.

(2)  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

(3)  Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the period ended June 30, 2013. The Portfolio of Investments provides further information on major security types.

17

FPA INTERNATIONAL VALUE FUND

SHAREHOLDER EXPENSE EXAMPLE

June 30, 2013 (unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested during the entire period.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though FPA International Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value January 1, 2013	$1,000.00	$1,000.00
Ending Account Value June 30, 2013	$1,048.80	$1,018.37
Expenses Paid During Period*	$6.71	$6.63

*  Expenses are equal to the Fund's annualized expense ratio of 1.32%, multiplied by the average account value over the period and prorated for the six months ended June 30, 2013 (181/365 days).

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FPA INTERNATIONAL VALUE FUND

TRUSTEE AND OFFICER INFORMATION

Name & Address	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – (72)*	Trustee & Chairman† Years Served: 1	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007	7
Thomas P. Merrick – (76)*	Trustee† Years Served: 1	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7
Alfred E. Osborne, Jr. – (68)*	Trustee† Years Served: 1	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	4	Heckmann Corporation and Kaiser Aluminum, Inc.
A. Robert Pisano – (70)*	Trustee† Years Served: <1	Retired. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Resources Global Professionals and The Motion Picture and Television Fund
Patrick B. Purcell – (70)*	Trustee† Years Served: 1	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to March 1998.	7	The Motion Picture and Television Fund
Steven Romick – (50)	Trustee,† President & Chief Investment Officer Years Served: 1	Partner of the Adviser since 2006.	2	Arden Group, Inc.
Pierre O. Py – (36)	Portfolio Manager Years Served: 1	Managing Director of the Adviser since 2013. Formerly Vice President of the Adviser since 2011 and an international research analyst at Harris Associates LP from 2005 to 2010.
Eric S. Ende – (68)	Vice President Years Served: 1	Partner of the Adviser since 2006.	3
J. Richard Atwood – (53)	Treasurer Years Served: 1	Partner and Chief Operating Officer of the Adviser.
Christopher H. Thomas – (56)	Chief Compliance Officer Years Served: 1	Vice President and Chief Compliance Officer of the Adviser.
Sherry Sasaki – (58)	Secretary Years Served: 1	Assistant Vice President and Secretary of the Adviser.
E. Lake Setzler – (46)	Assistant Treasurer Years Served: 1	Vice President and Controller of the Adviser.
Michael P. Gomez – (27)	Assistant Vice President Years Served: 1	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007-2010.

†  Trustees serve until their resignation, removal or retirement.

*  Audit Committee member

Additional information on the Trustees is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

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FPA INTERNATIONAL VALUE FUND

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
803 W. Michigan St.
Milwaukee, WI 53233-2301

(800) 638-3060

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPIVX
CUSIP: 30254T726

DISTRIBUTOR

UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233

LEGAL COUNSEL

K&L Gates LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA International Value Fund, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2013 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.	Code of Ethics. Not Applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services. Not Applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s officers and trustees, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST’S FPA CRESCENT FUND AND FPA INTERNATIONAL VALUE FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date:   August 16, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA FUNDS TRUST’S FPA CRESCENT FUND AND FPA INTERNATIONAL VALUE FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date:   August 16, 2013

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:   August 16, 2013